UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2015

Cimarron Medical, Inc.
(Exact name of registrant as specified in its charter)

Utah	000-55242	87-0543922
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

10 W. Broadway, Ste. 700 Salt Lake City, UT	84101
(Address of Principal Executive Offices)	(Zip Code)

(801) 532-3080
(Registrant's telephone number, including area code)

______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

On August 3, 2015, Cimarron Medical, Inc. ( "Parent"), Sun BioPharma, Inc. ("Company") and SB Acquisition Corporation, a wholly owned subsidiary of Parent ("Merger Subsidiary"), entered into Amendment No. 1 to Agreement and Plan of Merger (the "Amendment"). Under the terms of the Amendment, the merger agreement previously reported in Parent's Current Report on Form 8-K filed on June 18, 2015, was amended to (i) remove the requirement that Parent redomicile in Delaware prior to the parties effecting the merger between Company and Merger Subsidiary (the "Merger Time"), (ii) modify the persons that will serve as directors of Parent as of the Merger Time, and (iii) correct typographical errors.

The foregoing description of the Amendment is qualified by reference to the text of the Amendment, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01 Exhibits.

The following exhibits are filed with this report:

Exhibit Number	Description of Exhibit

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated August 3, 2015, by and among Cimarron Medical, Inc., Sun BioPharma, Inc. and SB Acquisition Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMARRON MEDICAL, INC.

Date: August 4, 2015	By:	/s/ David Fuhrman
	Name:	David Fuhrman
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated August 3, 2015, by and among Cimarron Medical, Inc., Sun BioPharma, Inc. and SB Acquisition Corporation.